UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 27, 2017

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5794 (Commission File Number)	38-1794485 (IRS Employer Identification No.)

17450 Masco Way, Livonia, Michigan (Address of Principal Executive Offices)	48152 (Zip Code)

(313) 274-7400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99 is a copy of the press release dated July 27, 2017 reporting Masco Corporation’s financial results for the second quarter of 2017 and certain other information and supplemental information prepared for use in connection with the financial results for the second quarter 2017. On July 27, 2017, Masco Corporation will hold an investor conference call and webcast to discuss financial results for the second quarter 2017.

This information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2017, Masco Corporation’s (“the Company”) Board of Directors appointed Ms. Marie A. Ffolkes as a Class I director effective September 1, 2017. She will serve on the Audit Committee and on the Corporate Governance and Nominating Committee of the Company’s Board of Directors. Ms. Ffolkes, 46, has served as the President, Industrial Gases, Americas since joining Air Products and Chemicals, Inc. (“Air Products”) in 2015. In this role, she is responsible for leading the strategy implementation and profitability of Air Products’ industrial gases operation in North and South America. Ms. Ffolkes has over twenty years of manufacturing experience and has held senior executive positions with increasing responsibilities at several companies.

There are no understandings or arrangements between Ms. Ffolkes and any other person pursuant to which Ms. Ffolkes was selected as a director of the Company. From time to time the Company and its consolidated subsidiaries purchase goods or services from Air Products and its subsidiaries. The aggregate amount of these purchases approximated $1.4 million in 2016. The Board does not believe that Ms. Ffolkes has a material interest in these transactions. In connection with her service on the Company’s Board of Directors, Ms. Ffolkes will receive compensation in accordance with the Company’s standard compensation arrangements for non-employee Directors.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99  Press Release of Masco Corporation dated July 27, 2017 reporting Masco Corporation’s financial results for the second quarter 2017 and certain other information and supplemental information prepared for use in connection with the financial results for the second quarter 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs
Name:	John G. Sznewajs
Title:	Vice President, Chief Financial Officer

July 27, 2017

EXHIBIT INDEX

99           Press Release of Masco Corporation dated July 27, 2017 reporting Masco Corporation’s financial results for the second quarter 2017 and certain other information and supplemental information prepared for use in connection with the financial results for the second quarter 2017.

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